UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 16, 2008

EAST COAST DIVERSIFIED CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission file number: 0-50356

Nevada	55-0840109
(State of Incorporation)	(I.R.S. Employer Identification No.)

1475 West Cypress Creek Road, Suite 202, Ft. Lauderdale, FL	33309
(Address of Principal Executive Offices)	(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (786) 777-0808

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant reports in this current report on Form 8-K the appointment of Frank Rovito as interim CEO of the Registrant pursuant to board meeting held on December 16, 2008. In addition, on December 16, 2008, the Registrant accepted the resignation of Richard Margulies as officer and director of the Registrant. Mr. Margulies had no disagreement with the Registrant on any matter relating to Registrant's operations, policies or practices.

The letter of resignation is attached hereto as exhibits 17.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K.

Exhibit No.	Description
17	Letter of Resignation of Richard Margulies, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Frank Rovito Frank Rovito Interim Chief Executive Officer Date: December 16, 2005